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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - January 31, 2006
                       ----------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-115371-13                 52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160



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Item 9.01  Financial Statements and Exhibits.
--------------------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

       8.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         POPULAR ABS, INC.



                                         By:   /s/ James H. Jenkins
                                               ---------------------------------
                                               James H. Jenkins
                                               Executive Vice President and CFO


Dated: January 31, 2006






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                                  Exhibit Index
                                  -------------


Exhibit      Document
-------      --------
8.1          Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.